                                                                                                     Exhibit 16



               FUND NAME: RODNEY SQUARE STRATEGIC EQUITY FUND - LARGE CAP GROWTH EQUITY PORTFOLIO
                                               (STANDARDIZED RETURNS)


                                                                 1 YR                5 YR               10 YR
# YEAR IN PERIOD                                                  1                   5                   10
AVERAGE ANNUAL TOTAL RETURN                                     27.50%              18.39%              17.43%
CUMULATIVE TOTAL RETURN                                         27.50%             132.55%             398.52%


ANNUAL
Average Annual Total Return                                   Cumulative Total Return
---------------------------                                   -----------------------

(ERV/P)[SUPERSCRIPT]1/N     -1 = T                            (ERV/P)                   -1=T

(1,274.96/1,000)[SUPERSCRIPT]1         -1  =        T         (1,274.96/1,000)                   -1  =        T
                                   0.2750  =        T                                        0.2750  =        T
                                   27.50%  =        T                                        27.50%  =        T

5 YEARS ENDING 12/31/97
Average Annual Total Return                                   Cumulative Total Return
---------------------------                                   -----------------------

(ERV/P)[SUPERSCRIPT]1/N     -1 = T                            (ERV/P)                   -1=T

(2,325.50/1,000)1/5                    -1  =        T         (2,325.50/1,000)                   -1  =        T
                                   0.1839  =        T                                        1.3255  =        T
                                   18.39%  =        T                                       132.55%  =        T

10 YEARS ENDING 12/31/97
Average Annual Total Return                                   Cumulative Total Return
---------------------------                                   -----------------------

(ERV/P)[SUPERSCRIPT]1/N     -1 = T                            (ERV/P)                   -1=T

(4,985.17/1,000)1/10                   -1  =        T         (4,985.17/1,000)                   -1  =        T
                                   0.1743  =        T                                        3.9852  =        T
                                   17.43%  =        T                                       398.52%  =        T





               FUND NAME: RODNEY SQUARE STRATEGIC EQUITY FUND - LARGE CAP GROWTH EQUITY PORTFOLIO
                                           (NON-STANDARDIZED RETURNS)


                                                                 1 YR                5 YR               10 YR
# YEAR IN PERIOD                                                  1                   5                   10
AVERAGE ANNUAL TOTAL RETURN                                     27.50%              18.39%              17.43%
CUMULATIVE TOTAL RETURN                                         27.50%             132.55%             398.52%


ANNUAL
Average Annual Total Return                                   Cumulative Total Return
---------------------------                                   -----------------------

(ERV/P)[SUPERSCRIPT]1/N     -1 = T                            (ERV/P)                   -1=T

(1,274.96/1,000)[SUPERSCRIPT]1         -1  =        T         (1,274.96/1,000)                   -1  =        T
                                   0.2750  =        T                                        0.2750  =        T
                                   27.50%  =        T                                        27.50%  =        T

5 YEARS ENDING 12/31/97
Average Annual Total Return                                   Cumulative Total Return
---------------------------                                   -----------------------

(ERV/P)[SUPERSCRIPT]1/N     -1 = T                            (ERV/P)                   -1=T

(2,325.50/1,000)1/5                    -1  =        T         (2,325.50/1,000)                   -1  =        T
                                   0.1839  =        T                                        1.3255  =        T
                                   18.39%  =        T                                       132.55%  =        T

10 YEARS ENDING 12/31/97
Average Annual Total Return                                   Cumulative Total Return
---------------------------                                   -----------------------

(ERV/P)[SUPERSCRIPT]1/N     -1 = T                            (ERV/P)                   -1=T

(4,985.17/1,000)1/10                   -1  =        T         (4,985.17/1,000)                   -1  =        T
                                   0.1743  =        T                                        3.9852  =        T
                                   17.43%  =        T                                       398.52%  =        T


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

                                                                                                     Exhibit 16

               FUND NAME: RODNEY SQUARE STRATEGIC EQUITY FUND - LARGE CAP GROWTH EQUITY PORTFOLIO
                                        HYPOTHETICAL $10,000 INVESTMENT


                                       For the Ten-years ended December 31, 1997

Value of Initial $10,000 Investment
                                          =     ($10,000 / Beginning NAV) * Ending NAV
                                          =     ($10,000 / $8.37) * $21.37
                                          =     $25,531.66

Value of Reinvested Income Dividends
                                          =     Shares Reinvested from Income Dividends * Ending NAV
                                          =     42.49 * $21.37
                                          =     $908.00

Value of Reinvested Capital Gain
Distributions                             =     Shares Reinvested from Capital Gains Dist. * Ending NAV
                                          =     1,092.79 * $21.37
                                          =     $23,352.99

TOTAL VALUE = $25,531.66 + $908.00 + $23,352.99 = $49,792.65

                For the Period February 26, 1987 (Commencement of Operations) through December 31, 1996

Value of Initial $10,000 Investment
                                          =     ($10,000 / Beginning NAV) * Ending NAV
                                          =     ($10,000 / $10.00) * $19.22
                                          =     $19,220.00

Value of Reinvested Income Dividends
                                          =     Shares Reinvested from Income Dividends * Ending NAV
                                          =     42.02 * $19.22
                                          =     $807.62

Value of Reinvested Capital Gain
Distributions                             =     Shares Reinvested from Capital Gains Dist. * Ending NAV
                                          =     669.34 * $19.22
                                          =     $12,864.71

TOTAL VALUE = $19,220.00 + $807.62 + $12,864.71 = $32,892.33


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